UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported)   January 27, 2005
                                                         ----------------


                            Capitol First Corporation
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


          Nevada                       0-23450                88-0361144
----------------------------         -----------          ------------------
(State or other jurisdiction         (Commission            (IRS Employer
      of incorporation)              File Number)         Identification No.)


7100 Camino Real Boulevard, Suite 402
           Boca Raton, FL                                        33433
----------------------------------------                       ----------
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code   (561) 417-7115
                                                            --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD
            -------------

            On January 27, 2005, Capitol First Corporation issued a press release announcing the approval by its board of directors of a 1-for-2,000 reverse stock split, subject to stockholder approval, for the principal purpose of terminating its status as a reporting company under the federal securities laws. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01   Financial Statements and Exhibits.
            ---------------------------------

      (a)   Not applicable.
      (b)   Not applicable.
      (c) Exhibit 99.1 - Capitol First Corporation's press release relating to the reverse stock split, dated January 27, 2005.

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CAPITOL FIRST CORPORATION


Date:  January 27, 2005                By: /s/ ASHLEY BLOOM
                                           -------------------------------------
                                           Name:  Ashley Bloom
                                           Title: Acting Chief Executive Officer
                                                  and Acting President

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

                                  Exhibit Index

Exhibit No.       Description
-----------       -----------
  99.1            Press Release dated January 27, 2005.


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